EXHIBIT 99.1
UNITED STATES BANKRUPTCY COURT
FOR THE DISTRICT OF DELAWARE
In re: Nebraska Book Company, Inc., et al.,

Case No. (Jointly Administered)	11-12005(PJW)
Reporting Period:	September 1 — September 30, 2011
Federal Tax I.D. #	47-0549819
CORPORATE MONTHLY OPERATING REPORT
File with the Court and submit a copy to the United States Trustee within 30 days after the end of the month and submit a copy of the report to any official committee appointed in the case.

		Document	Explanation
DOCUMENTS	Form No.	Attached	Attached
Schedule of Disbursements	MOR-1a	x
Bank Account Information	MOR-1b		x
Statement of Operations (Income Statement)	MOR-2	x
Balance Sheet	MOR-3	x
Status of Post-petition Taxes	MOR-4		x
Accounts Receivable Reconciliation and Aging	MOR-5	x
Payments to Professionals	MOR-6	x
Debtor Questionnaire	MOR-7	x
I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

/s/ Barry S. Major Signature of Authorized Individual*	October 28, 2011 Date

Barry S. Major Printed Name of Authorized Individual

Chief Operating Officer Title

*	Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company

Nebraska Book Company, Inc., et al.,
MOR1a
Disbursements
September 2011

Company Name	Case Number	Federal ID Number	Amount
NBC Holdings Corporation	11-12006	75-3147477	$—
NBC Acquisition Corporation	11-12008	47-0793347	—
Nebraska Book Company, Inc.	11-12005	47-0549819	44,106,573
Specialty Books, Inc.	11-12007	75-3044807	2,012
NBC Textbooks, LLC	11-12004	20-1831425	3,428,278
College Bookstores of America, Inc.	11-12009	36-3309518	19,466,772
Campus Authentic, LLC	11-12003	90-0439156	—
Net Textstore, LLC	11-12002	14-1996469	110,000

Total			$67,113,635

The disbursement information is based on the company’s books and records that are maintained and prepared under Generally Accepted Accounting Principles (“GAAP”). The information has not been audited.

Nebraska Book Company, Inc., et al.,
MOR1b
Account Balances
September 2011

Last 4 digits of	Book Balance
Account Number	September 30, 2011

Main Corporate Accounts
7107	$116,310,494
3259	(906,269)
0248	350,000
5099	34,192
9988	801
7131	1,602
8027	(2,766)
7107	(7,192,744)

Change Fund	3,898,790

Aggregate individual bookstore accounts	7,708,948 (1)

$120,203,048

(1)	Individual bookstore accounts are swept periodically into the corporate account.

October 28, 2011
Office of the United States Trustee
Subject: September Monthly Operating Report Attestation Regarding Bank Account Reconciliations
The Debtor, Nebraska Book Company, Inc. and its affiliated Debtors, hereby submits this attestation regarding bank account reconciliations in lieu of providing copies of bank statements and copies of all account reconciliations.
The Debtor has, on a timely basis, performed all bank account reconciliations in the ordinary course of its business. Copies of bank account statements and reconciliations are available for inspection upon request by the United States Trustee’s Office.

/s/ Amanda L. Towne
Name:	Amanda L. Towne
Position: Chief Accounting Officer

Sworn to and Subscribed before me on this 28th day of October, 2011

/s/ Mary A. Lockard Notary Public

My Commission Expires: March 5, 2013

Nebraska Book Company, Inc., et al.
MOR 2 (DEBTOR IN POSSESSION AS OF JUNE 27, 2011) CONSOLIDATED STATEMENTS OF OPERATIONS * FOR THE SIX MONTHS ENDED SEPTEMBER 30, 2011 (UNAUDITED)	*A charge for goodwill impairment will be recorded as of September 30, 2011, but the amount, in addition to other adjustments, are still being determined. An updated Monthly Operating Report will be filed once final adjustments are determined.

							COLLEGE
	CONSOLIDATED		NBC ACQUISITION	NEBRASKA BOOK	NBC TEXTBOOKS,	NET TEXTSTORE,	BOOKSTORES OF	SPECIALTY	CAMPUS
	NBC ACQUIS CORP	ELIMINATIONS	CORP	COMPANY, INC.	LLC	LLC	AMERICA	BOOKS, INC.	AUTHENTIC

REVENUES, net of returns	$305,796,420	$(23,329,669)	$—	$169,649,551	$75,863,951	$5,562,497	$74,578,973	$3,410,586	$60,531

COSTS OF SALES (exclusive of depreciation shown below)	186,966,060	(23,360,189)	—	108,897,668	44,708,869	2,157,746	51,963,473	2,548,042	50,451

Gross profit	118,830,360	30,520	—	60,751,883	31,155,082	3,404,751	22,615,500	862,544	10,080

OPERATING EXPENSES:
Selling, general and administrative	92,384,951	30,520	—	64,941,193	8,493,896	2,286,011	15,842,313	783,375	7,643
Depreciation	4,050,496	—	—	3,087,217	372,788	2,590	573,923	13,978	—
Amortization	4,110,178	—	—	928,612	2,675,541	—	454,527	51,498	—
Stock-based compensation	17,460	—	—	17,460	—	—	—	—	—
Intercompany administrative charge	—	—	—	(4,474,500)	1,942,200	93,600	2,374,200	64,500	—

	100,563,085	30,520	—	64,499,982	13,484,425	2,382,201	19,244,963	913,351	7,643

INCOME (LOSS) FROM OPERATIONS	18,267,275	—	—	(3,748,099)	17,670,657	1,022,550	3,370,537	(50,807)	2,437

OTHER EXPENSES — INCOME:
Interest expense	22,181,967	—	2,082,725	20,099,108	128	—	—	6	—
Interest income	14,476	—	—	3,316	—	—	10,696	464	—

	22,167,491	—	2,082,725	20,095,792	128	—	(10,696)	(458)	—

INCOME (LOSS) BEFORE REORGANIZATION ITEMS AND INCOME TAXES	(3,900,216)	—	(2,082,725)	(23,843,891)	17,670,529	1,022,550	3,381,233	(50,349)	2,437

REORGANIZATION ITEMS	15,266,488	—	—	15,266,488	—	—	—	—	—

INCOME (LOSS) BEFORE INCOME TAXES	(19,166,704)	—	(2,082,725)	(39,110,379)	17,670,529	1,022,550	3,381,233	(50,349)	2,437

INCOME TAX EXPENSE (BENEFIT)	(1,193,000)	—	(614,000)	(579,000)	—	—	—	—	—

NET INCOME (LOSS)	$(17,973,704)	$—	$(1,468,725)	$(38,531,379)	$17,670,529	$1,022,550	$3,381,233	$(50,349)	$2,437

Nebraska Book Company, Inc., et al.
MOR 3 (DEBTOR IN POSSESSION AS OF JUNE 27, 2011) CONSOLIDATED BALANCE SHEETS * SEPTEMBER 30, 2011 (UNAUDITED)	* A charge for goodwill impairment will be recorded as of September 30, 2011, but the amount, in addition to other review adjustments, are still being determined. An updated Monthly Operating Report will be filed once final adjustments are determined.

							COLLEGE
	CONSOLIDATED		NBC ACQUISITION	NEBRASKA BOOK	NBC TEXTBOOKS,	NET TEXTSTORE,	BOOKSTORES OF	SPECIALTY	CAMPUS
	NBC ACQUIS CORP	ELIMINATIONS	CORP	COMPANY, INC.	LLC	LLC	AMERICA	BOOKS, INC.	AUTHENTIC
ASSETS
CURRENT ASSETS:
Cash and cash equivalents	$120,203,048	$—	$—	$114,604,165	$2,849,000	$—	$2,861,492	$(111,609)	$—
Intercompany receivable (payable)	—	(26,717,749)	26,717,749	(128,620,968)	165,397,097	4,530,919	(38,393,768)	(2,889,282)	(23,998)
Receivables, net	89,378,501		42	34,314,644	22,278,374	123,736	31,766,053	899,855	(4,203)
Inventories	150,698,244	—	—	90,090,296	17,239,524	2,056,839	39,379,561	1,932,024	—
Recoverable income taxes	1,662,703	—	—	1,662,703	—	—	—	—	—
Deferred income taxes	10,668,819	—	(45,585)	6,211,404	3,896,000	—	506,000	101,000	—
Prepaid expenses and other assets	15,462,279	—	—	11,936,001	2,924,742	—	585,553	15,983	—

	388,073,594	(26,717,749)	26,672,206	130,198,245	214,584,737	6,711,494	36,704,891	(52,029)	(28,201)

PROPERTY AND EQUIPMENT, net of depreciation & amortization	38,725,399	—	—	33,283,650	906,352	139,020	4,072,695	323,682	—
GOODWILL	129,436,730	—	—	113,765,621	—	—	15,671,109	—	—

IDENTIFIABLE INTANGIBLES, net of amortization	108,847,074	—	—	39,071,014	66,378,166	—	2,147,777	1,250,117	—
DEBT ISSUE COSTS, net of amortization	1,351,689	—	446,950	904,739	—	—	—	—	—
INVESTMENT IN SUBSIDIARIES	—	(135,924,590)	(15,366,347)	151,290,937	—	—	—	—	—
OTHER ASSETS	2,382,262	—	—	2,133,783	31,439	—	217,040	—	—

	$668,816,748	$(162,642,339)	$11,752,809	$470,647,989	$281,900,694	$6,850,514	$58,813,512	$1,521,770	$(28,201)

LIABILITIES AND STOCKHOLDERS’ EQUITY (DEFICIT)
CURRENT LIABILITIES:
Accounts payable	$50,998,027	$—	$—	$35,079,479	$2,017,882	$6,372	$13,478,286	$415,771	$237
Accrued employee compensation and benefits	7,853,937	—	—	5,772,919	1,210,669	—	846,166	24,183	—
Accrued interest	1,728,743	—	—	1,728,743	—	—	—	—	—
Accrued incentives	5,311,406	—	—	2,692	5,308,714	—	—	—	—
Accrued expenses	5,620,776	—	—	3,912,077	10,306	—	1,693,265	5,128	—
Income taxes payable	—	—	—	(78,604,492)	73,779,389	1,455,000	3,470,146	(95,510)	(4,533)
Deferred revenue	18,544,196	—	—	15,459,234	—	—	3,084,962	—	—
Current maturities of long-term debt	199,982,456	—	—	199,982,456	—	—	—	—	—
DIP term loan facility	124,066,758	—	—	124,066,758	—	—	—	—	—

Total current liabilities	414,106,299	—	—	307,399,866	82,326,960	1,461,372	22,572,825	349,572	(4,296)

LONG-TERM DEBT, net of current maturities	90,214	—	—	90,214	—	—	—	—	—

DEFERRED INCOME TAXES	41,180,157	—	(10,292,472)	22,307,629	27,651,000	7,000	1,033,000	474,000	—

LIABILITIES SUBJECT TO COMPROMISE	270,784,962	(26,717,749)	79,390,165	215,418,388	30,058	3,076	2,620,940	40,084	—

COMMITMENTS

REDEEMABLE PREFERRED STOCK
Series A redeemable preferred stock, $.01 par value, 20,000 shares authorized, 10,000 shares outstanding at redemption value	14,076,596	—	14,076,596		—	—	—	—	—

STOCKHOLDERS’ EQUITY (DEFICIT):
Common stock, voting, authorized 5,000,000 shares of $.01 par value; 554,094 shares issued and outstanding	5,541	(100)	5,541	100	—	—	—	—	—
Additional paid-in capital	111,298,749	(210,377,197)	111,298,749	148,290,148	59,817,667	—	346,232	1,923,150	—
Note receivable from stockholder	(95,116)	—	(95,116)		—	—	—	—	—
Retained earnings (Accumulated deficit)	(182,630,654)	74,452,707	(182,630,654)	(222,858,356)	112,075,009	5,379,066	32,240,515	(1,265,036)	(23,905)

Total stockholders’ equity (deficit)	(71,421,480)	(135,924,590)	(71,421,480)	(74,568,108)	171,892,676	5,379,066	32,586,747	658,114	(23,905)

	$668,816,748	$(162,642,339)	$11,752,809	$470,647,989	$281,900,694	$6,850,514	$58,813,512	$1,521,770	$(28,201)

October 28, 2011
Office of the United States Trustee
Subject: September Monthly Operating Report Attestation Regarding Post-petition Taxes
The Debtor, Nebraska Book Company, Inc. and its affiliated Debtors, hereby submit this attestation regarding post-petition taxes.
All post-petition taxes for the Debtors, which are not subject to dispute or reconciliation, are current. There are no material tax disputes or reconciliations.

/s/ Amanda L. Towne

Name:	Amanda L. Towne
Position:	Chief Accounting Officer
Sworn to and Subscribed
before me on this 28th
day of October, 2011

/s/ Mary A. Lockard Notary Public
My Commission Expires: March 5, 2013

Nebraska Book Company, Inc., et al.
MOR5
Accounts Reconciliation and Aging
September 2011
ACCOUNTS RECEIVABLE RECONCILIATION AND AGING (1)

Accounts Receivable Reconciliation	Amount

Total Accounts Receivable at the Beginning of the Reporting Period	$108,325,764

Plus: Amounts billed during the period	21,917,322
Less: Amounts collected during the period	(43,041,582)
Less: Amounts written off or returned during the period	(2,104,763)
Less: Customer rebates applied against receivable	(794,174)
Plus (less): Miscellaneous Other	107,920

Change in accounts receivable, net	(23,915,277)

Total Accounts Receivable	84,410,487
Less: Allowance for uncollectible accounts	(1,283,360)

Total Accounts Receivable, net at the End of the Reporting Period	$83,127,127

Accounts Receivable Aging	9/30/2011

0-30 days old	18,156,123
31-60 days old	37,293,942
61-90 days old	19,436,860
Over 90 days old	9,523,562

Total Aged Accounts Receivable	84,410,487
Less: Allowance for uncollectible accounts	(1,283,360)

Net Accounts Receivable	$83,127,127

(1)	“Accounts receivable” in the accompanying Balance Sheet under Form MOR-3 includes certain items which are not included in this table, including receivables for returns to publishers and buy funds receivable.

Nebraska Book Company, Inc., et al.,
MOR6
Payments to Professionals
September 2011

Name	Amount
Kirkland & Ellis, LLP	$615,758
AlixPartners, LLP	553,084
Blackstone Advisory Services L.P.
Mesirow Financial Consulting, LLC	154,101
Lowenstein Sandler PC	121,957
Stevens & Lee, PC	19,970
Kurtzman Carson Consultants, LLC	257,714

Total	$1,722,584

The Professional Fees information is based on the company’s books and records that are maintained and prepared under Generally Accepted Accounting Principles (“GAAP”). The information has not been audited.

In re: Nebraska Book Company, Inc., et al.,

Case No. (Jointly Administered)	11-12005(PJW)
Reporting Period:	September 30, 2011
MOR 7
Federal Tax I.D. #	47-0549819
Debtor Questionnaire

	Must be completed each month. If the answer to any of the questions is “Yes”, provide a detailed explanation of each item. Attach additional sheets if necessary.	Yes	No
1	Have any assets been sold or transferred outside the normal course of business this reporting period?		X
2	Have any funds been disbursed from any account other than a debtor in possession account this reporting period?		X
3	Is the Debtor delinquent in the timely filing of any post-petition tax returns?		X
4	Are workers compensation, general liability or other necessary insurance coverages expired or cancelled, or has the debtor received notice of expiration or cancellation of such policies?		X
5	Is the Debtor delinquent in paying any insurance premium payment?		X
6	Have any payments been made on pre-petition liabilities this reporting period?	X
7	Are any post petition receivables (accounts, notes or loans) due from related parties?		X
8	Are any post petition payroll taxes past due?		X
9	Are any post petition State or Federal income taxes past due?		X
10	Are any post petition real estate taxes past due?		X
11	Are any other post petition taxes past due?		X
12	Have any pre-petition taxes been paid during this reporting period?	X
13	Are any amounts owed to post petition creditors delinquent?		X
14	Are any wage payments past due?		X
15	Have any post petition loans been received by the Debtor from any party?		X
16	Is the Debtor delinquent in paying any U.S. Trustee fees?		X
17	Is the Debtor delinquent with any court ordered payments to attorneys or other professionals?		X
18	Have the owners or shareholders received any compensation outside of the normal course of business?		X